Exhibit 10.2

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of the 7th day of January, 2011 (this “Amendment”), is entered into by and among Alterra Bermuda Limited (f/k/a Alterra Insurance Limited f/k/a Max Bermuda Ltd.), a Bermuda company resulting from the amalgamation of Alterra Insurance Limited and Harbor Point Re Limited (“Alterra Bermuda”) and Alterra Capital Holdings Limited (f/k/a Max Capital Group Ltd.), a Bermuda company (“Alterra Capital” and together with Alterra Bermuda, each a “Borrower” and collectively the “Borrowers”), various financial institutions which are parties hereto (the “Lenders”), Bank of America, N.A., as fronting bank (in such capacity, the “Fronting Bank”), Bank of America, N.A., as letter of credit administrator (in such capacity, the “LC Administrator”) and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

R E C I T A L S

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of August 7, 2007 (as amended, restated, supplemented or modified from time to time and in effect on the date hereof, the “Credit Agreement”); and

WHEREAS, the parties desire to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree as follows:

SECTION 1 CREDIT AGREEMENT DEFINITIONS. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

SECTION 2 AMENDMENTS TO CREDIT AGREEMENT. Effective on, and subject to the occurrence of the Fifth Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

2.1 Amendment to Section 1.

(a) The following definition is added to the Credit Agreement in proper alphabetical order:

“Alterra Reinsurance USA” means Alterra Reinsurance USA Inc., a Connecticut insurance company.

(b) The definition of “HPRe US” is deleted and each reference in any Credit Document (including any exhibit, schedule or annex thereto) to “HPRe US” or “Harbor Point Reinsurance U.S., Inc.” shall be deemed to be a reference to “Alterra Reinsurance USA”.

2.2 Amendment to Section 5.1(a)(i). Clause (C) of Section 5.1(a)(i) is deleted, and the comma appearing before clause 5.1(a)(i)(B) is replaced with the word “and”.

2.3 Amendment to Section 5.1(a)(ii). Clause (C) of Section 5.1(a)(ii) is deleted, and the comma appearing before clause 5.1(a)(ii)(B) is replaced with the word “and”.

SECTION 3 REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders, the Fronting Bank, the LC Administrator and the Administrative Agent to execute and deliver this Amendment, each of the Borrowers represents and warrants to each such Person that:

(a) No Default or Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

(b) The representations and warranties of the Borrowers contained in Article IV of the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Fifth Amendment Effective Date, with the same effect as though made on such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

SECTION 4 CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date (the “Fifth Amendment Effective Date”) when the Administrative Agent shall have received the following:

4.1 Amendment. Executed counterparts of this Amendment executed by the Borrowers, the Administrative Agent and the Required Lenders.

4.2 Fees and Expenses. Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable and documented legal fees and expenses of counsel to the Administrative Agent and all reasonable out-of-pocket expenses of the Administrative Agent, in each case in connection with the preparation, negotiation, execution and delivery of this Amendment to the extent invoiced prior to or on the Fifth Amendment Effective Date.

4.3 Alterra Holdings Credit Agreement Amendment. An amendment to the Alterra Holdings Credit Agreement in substantially the same form as this Amendment shall have been executed and delivered by the Amalgamated Company, Alterra Bermuda, Alterra USA Holdings, Alterra Reinsurance USA Inc., and the conditions to effectiveness set forth in Section 4 thereof (other than the conditions relating to the effectiveness of this Amendment) shall have been satisfied.

SECTION 5 GENERAL.

5.1 Full Force and Effect. From and after the Fifth Amendment Effective Date, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. Each other Credit Document remains in full force and effect, and by execution hereof each Borrower reaffirms its obligations under the Credit Agreement and each other Credit Document to which it is a party. From and after the Fifth Amendment Effective Date, any reference to the Credit Agreement or any of the other Credit Documents in any Credit Document shall refer to the Credit Agreement and Credit Documents as amended hereby. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.2 Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties in separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic “.pdf” file shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6 GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supercedes any prior agreements with respect thereto.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

ALTERRA CAPITAL HOLDINGS LIMITED

By:	—
Name:	—
Title:	—

ALTERRA BERMUDA LIMITED

By:	—
Name:	—
Title:	—

BANK OF AMERICA, N.A., as Administrative Agent, LC Administrator, Fronting Bank and as a Lender

By:	—
Name:	—
Title:	—

CITIBANK, N.A.

By:
Name:
Title:

ING BANK N.V., LONDON BRANCH

By:
Name:
Title:

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

(SUCCESSOR BY MERGER TO WACHOVIA BANK, NATIONAL ASSOCIATION)

By:
Name:
Title:

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

CREDIT SUISSE AG, NEW YORK BRANCH, F/K/A
CREDIT SUISSE, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

WEBSTER BANK, NATIONAL ASSOCIATION

By:
Name:
Title: